Exhibit 10.10

TECHNOLOGY LICENSE AGREEMENT

This TECHNOLOGY LICENSE AGREEMENT (“Agreement”) effective as of this 30th day of June, 2006 (the “Effective Date”), is entered into by and between (i) LSI Logic Corporation, a Delaware corporation, with its principal place of business at 1621 Barber Lane, MS D-106, Milpitas, California 95035 (“LSI US”) and LSI Logic HK Holdings, an exempted company with limited liability under the laws of Cayman Islands and a wholly-owned subsidiary of LSI US, with its principal place of business at PO Box 1034GT, Harbour Place, 4th Floor, 103 South Church Street, George Town, Grand Cayman, Cayman Islands (“LSI Cayman”; together with LSI US being the “LSI Parties”), on the one hand, and (ii) and VeriSilicon Holdings (Cayman Islands) Co., Ltd., an exempted company with limited liability under the laws of the Cayman Islands with its principal place of business at 4699 Old Ironsides Drive, Suite 270, Santa Clara, California 95054 (“VSI”), on the other hand.

BACKGROUND

WHEREAS, LSI US, LSI Cayman and VSI have entered into an Asset Purchase Agreement dated as of May 26, 2006 (the “Asset Purchase Agreement”) pursuant to which LSI US and LSI Cayman are selling and transferring and VSI is buying certain assets and assuming certain liabilities as provided therein relating to the Business, as such term is defined in the Asset Purchase Agreement (such transaction being the “Sale”).

WHEREAS, LSI US owns certain patents and patent applications that are not included within the Acquired Assets (as defined in the Asset Purchase Agreement) to be transferred in the Sale under which VSI wishes to have and LSI US proposes to grant license rights as provided herein for VSI’s benefit in the conduct of its business after the Sale.

WHEREAS, the Acquired Assets to be transferred in the Sale include intellectual property and technology to which LSI Cayman wishes to have and VSI proposes to grant license rights as provided herein for the benefit of LSI Cayman, LSI US and LSI US’s subsidiaries in the conduct of their business after the Sale.

WHEREAS, pursuant to the Asset Purchase Agreement it is a condition precedent to the obligations of the parties to consummate the Sale that each of the LSI Parties and VSI shall have executed and delivered this Agreement.

NOW THEREFORE, in consideration of foregoing and the mutual promises contained herein, the parties agree as follows:

1.	DEFINITIONS

1.1. When used herein, the terms set forth below shall have the meanings as specified for them below:

Affiliate shall have the meaning specified in Section 10.3.

Acquired Assets shall have the meaning specified in the Asset Purchase Agreement.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

ASIC shall mean any complete integrated circuit product designed for and marketed and sold (or to be marketed and sold) to a single customer.

ASSP shall mean any complete integrated circuit product designed for and marketed and sold (or to be marketed and sold) to more than one customer.

Confidential Information shall have the meaning specified in the NDA and includes the terms and conditions and existence of this Agreement.

Derivatives shall include: (a) for copyrightable or copyrighted material, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (b) for work protected by topography or mask right, any translation, abridgement, revision or other form in which an existing work may be recast, transformed or adapted; (c) for patentable or patented material, any improvement thereon; and (d) for material protected by trade secret any new material derived from or employing such existing trade secret.

DSP Core shall mean any Existing DSP Core or Future DSP Core.

DSP Products shall mean all digital signal processing integrated circuits coupled with related software, including without limitation (i) the existing digital signal processing integrated circuit products listed in Part I of Schedule 1.1(aaa) and the digital signal processing integrated circuit products under development listed in Part I of Schedule 1.1(aaa) (collectively, the “IC Components”); (ii) all designs, packaging, displays and documentation used by the LSI Parties in the design or licensing of, or in providing services for design or manufacture of, the IC Components; (iii) all versions of any of the foregoing, including prior releases, alpha and beta test versions, new versions or portions thereof under development as of the Closing Date, as such term is defined in the Asset Purchase Agreement; (iv) all Software and works of authorship of which any of the foregoing would constitute a Derivative Work (as defined in the Asset Purchase Agreement); and (v) all Derivative Works that are Derivative Works of any of the foregoing.

Existing DSP Cores shall mean the digital signal processing integrated circuit cores (hard and soft) included within the DSP Products and existing as of the Closing Date, including those under development as of the Closing Date by LSI US or its subsidiaries.

Future DSP Cores shall mean any digital signal processing integrated circuit cores (hard and soft) other than the Existing DSP Cores from time to time designed, manufactured, sold or distributed by or for VSI that are based all or in substantial part on the Existing DSP Cores, and in all events excluding cores licensed or otherwise acquired from third parties.

Intellectual Property shall have the meaning specified in the Asset Purchase Agreement.

LSI Customer shall have the meaning specified in Section 3.3.

LSI Designer shall have the meaning specified in Section 3.3.

LSI Licensed Patents shall mean the patents and patent applications included in the Acquired Assets; provided that in the event any of the VSI Licensed Patents are acquired by VSI pursuant to Section 8.3(a), such VSI Licensed Patents shall be included with the LSI Licensed Patents.

LSI Licensed Products shall mean ASICs and ASSPs incorporating Existing DSP Cores or New Cores that are designed, manufactured, sold or distributed as products of LSI US or any of its controlled subsidiaries where “control” means ownership directly or indirectly of more than fifty percent of the equity or other interests entitled to vote in the election of directors or corresponding managing authority.

LSI Licensed Rights shall mean the license rights granted to the LSI Licensees under Article 3 of this Agreement.

LSI Licensed Technology shall mean the Technology included in the Acquired Assets.

LSI Licensees shall mean LSI Cayman together with LSI US and LSI US’s controlled subsidiaries where “control” means ownership directly or indirectly of more than fifty percent of the equity or other interests entitled to vote in the election of directors or corresponding management authority.

LSI Manufacturer shall have the meaning specified in Section 3.4.

NDA shall mean the Non-Disclosure Agreement the terms of which are set forth in Exhibit A, which are incorporated herein.

New Design shall mean a design for an LSI Licensed Product excluding only LSI Licensed Products for which an Existing DSP Core has been designed-in (or for which a design win has been awarded) prior to the Closing Date. New Designs include by way of example such an LSI Licensed Product comprising an ASIC or an ASSP that (i) has functionality that is different from any previously or concurrently designed ASIC or ASSP product of LSI US or its subsidiaries and (ii) embodies internal logic and memory functions that are different from any previously or concurrently designed ASIC or ASSP product of LSI US or its subsidiaries.

New Design Implementation shall mean the development to the beta testing phase of any New Design.

New Design Notice shall have the meaning specified in Section 4.1.

Taxes shall mean all taxes, levies, imposts, duties, fines or other charges of whatsoever nature however imposed by any country or any subdivision or authority thereof in any way connected with this Agreement or any instrument or agreement required hereunder, and all interest, penalties or similar liabilities with respect thereto, except such taxes as are imposed on or measured by the net income or property of LSI Cayman or any LSI Licensees.

Technology shall have the meaning specified in the Asset Purchase Agreement.

Transferred Business Field of Use shall mean the business of, on a stand-alone basis, licensing to third parties rights to technology that is embodied in digital signal processing integrated circuits (“DSP Core Technology”) excluding, however, any such licensing (A) under the terms of any Post-Closing Transferred Contract (as defined in the Asset Purchase Agreement) until the earlier of (x) the expiry of the term of such Post-Closing Transferred Contract (without giving effect to any voluntary renewal or extension of such term) or (y) the execution and delivery of a Transferred Contract Assignment and Consent (as defined in the Asset Purchase Agreement) pertaining to such Post-Closing Transferred Contract as provided under Section 2.7(b) of the Asset Purchase Agreement or (B) as necessary for the LSI Parties or their Affiliates to receive the intended benefits of service or license rights provided to the LSI Parties or their Affiliates in the Transition Services Agreement (as defined in the Asset Purchase Agreement). Transferred Business Field of Use shall not be construed to include any business other than as specified in the foregoing sentence, and shall not in any event be construed to include engaging in the business (i) of designing, manufacturing, selling or distributing integrated circuit products that embody DSP Core Technology or of licensing rights to DSP Core Technology in connection therewith or (ii) of licensing other than on a stand-alone basis rights to DSP Core Technology.

Update shall mean any DSP Core that constitutes a modification or enhancement to the LSI Licensed Technology and is made generally available by VSI to its customers in general.

VSI Customer shall mean a VSI customer that licenses a DSP Core from VSI for use in such VSI customer’s DSP Product.

VSI Designer shall have the meaning specified in Section 2.3.

VSI Licensed Patents shall mean the patents and patent applications owned by LSI US that are listed in Exhibit B but in all events excluding LSI Licensed Patents; provided that in the event any of the LSI Licensed Patents are assigned back to LSI US pursuant to Section 8.3(b) below, such LSI Licensed Patents shall be included within VSI Licensed Patents.

VSI Licensed Products shall mean any and all DSP Products, and any upgrades and new or successor versions thereof.

VSI Manufacturer shall have the meaning specified in Section 2.4.

2.	LICENSE TO VSI

2.1. License Grant. LSI US hereby grants to VSI (i) a non-sub-licensable (except as is expressly permitted in Section 2.3), non-transferable (except as is expressly permitted under Section 10.3), non-exclusive, irrevocable, fully paid up, royalty free, worldwide right and license under the VSI Licensed Patents (a) to make, use, sell, offer to sell and import VSI Licensed Products and (b) to have a third party make (“have-made right”) all or part of a VSI Licensed Product.

2.2. LSI US Ownership. LSI US retains all of its right, title, and interest in and to (a) the VSI Licensed Patents and all Intellectual Property arising thereunder and (b) all Derivatives under the VSI Licensed Patents and all Intellectual Property arising thereunder.

2.3. Sublicense Grant. VSI may not sublicense the rights set forth in Section 2.1 above, except that VSI may sublicense the rights, only as granted to VSI in Section 2.1, for exercise in the design of VSI Licensed Products to designers (being “VSI Designers”) and the rights, only as granted to VSI in Section 2.1, to a VSI Customer upon the following conditions:

(a) The sublicenses granted to the VSI Customer shall apply only to such VSI Customer’s DSP Products that incorporate the DSP Core licensed from VSI; and

(b) Each VSI Designer supplies the design of any products designed under the LSI Licensed Patents solely to or for VSI (including for VSI acting on behalf of a VSI Customer).

2.4. Have-Made Rights. The right to have VSI Licensed Products manufactured by another (a “VSI Manufacturer”) shall apply only to VSI Licensed Products manufactured solely and exclusively to or for VSI or a VSI Customer, and only if (A) the designs and specifications for such VSI Licensed Products are exclusively furnished by VSI to such VSI Manufacturer either directly by VSI or indirectly through a VSI Customer (it being understood that such designs and specifications may be developed by or on behalf of a VSI Customer); and (B) the licenses granted hereunder to VSI shall not extend to any standard, off-the-shelf products of such VSI Manufacturer or any products originally designed by or for such VSI Manufacturer to which no substantial revisions are made to conform to specifications furnished by VSI to such VSI Manufacturer either directly by VSI or indirectly through a VSI Customer.

2.5. License Restrictions. Except as expressly set forth in this Article 2, no right or license is granted to VSI to sub-license the rights licensed to VSI pursuant to Section 2.1.

3.	LICENSE TO LSI PARTIES

3.1. License Grant. VSI hereby grants to the LSI Licensees a non-sub-licensable (except as is expressly permitted in Section 3.3), non-transferable (except as is expressly permitted under Section 10.3), non-exclusive, irrevocable, worldwide right and license to:

(a) Under the LSI Licensed Patents solely to make, have made for LSI Customers, use, sell, offer to sell and import LSI Licensed Products only outside of the Transferred Business Field of Use; and

(b) Under the LSI Licensed Technology and all Future DSP Cores that are Updates or Derivatives of the LSI Licensed Technology, in each case as and to the extent such Updates and Derivatives are made generally available by VSI to its customers, to use and reproduce the VSI Licensed Technology and such Future Cores and Updates solely for the purpose set forth in 3.1(a) above

3.2. VSI Ownership. VSI shall retain all of its right, title and interest in and to (a) the LSI Licensed Patents and all Intellectual Property arising thereunder, (b) all Derivatives under the LSI Licensed Patents and all Intellectual Property arising thereunder, (c) the LSI Licensed Technology and (d) all Updates and Derivatives of the LSI Licensed Technology

3.3. Sublicense Grant. The LSI Licensees may not sublicense the rights set forth in Section 3.1 above, except that the LSI Licensees may sublicense the rights, only as granted to the LSI Licensees in Section 3.1, for exercise in the design of LSI Licensed Products to designers (being “LSI Designers”) and only pursuant to Section 3.1 to LSI Customers upon the following conditions:

(a) Each LSI Designer supplies the design of any products exploiting or embodying the LSI Licensed Technology or designed under the LSI Licensed Patents solely to or for an LSI Licensee (including for an LSI Licensee acting on behalf of a customer of an LSI Licensee (an “LSI Customer”)); and

(b) The sublicenses granted to the LSI Designer and LSI Customer shall apply only to such LSI Customer’s DSP Products that are ASICs and that incorporate the DSP Core licensed from VSI.

3.4. Have-Made Rights. The right to have LSI Licensed Products manufactured by another (“LSI Manufacturer”) shall apply only to LSI Licensed Products manufactured solely and exclusively to or for an LSI Licensee, and only if (A) the designs and specifications for such LSI Licensed Products are exclusively furnished by an LSI Licensee to such LSI Manufacturer either directly by an LSI Licensee or indirectly through an LSI Customer (it being understood that such designs and specifications may be developed by or on behalf of an LSI Customer); and (B) the licenses granted hereunder to the LSI Licensees shall not extend to any standard, off-the- shelf products of such LSI Manufacturer or any products originally designed by or for such LSI Manufacturer to which no substantial revisions are made to conform to specifications furnished by an LSI Licensee to such LSI Manufacturer either directly by an LSI Licensee or indirectly though an LSI Customer.

3.5. License Restrictions. Except as expressly set forth in this Article 3, no right or license is granted to the LSI Licensees to sub-license the rights licensed to the LSI Licensees pursuant to Section 3.1.

4.	DEVELOPMENT OF LSI LICENSED PRODUCTS EMPLOYING LSI LICENSED RIGHTS; LICENSE FEES

4.1. Notice of New Design Implementation of Certain LSI Licensed Products. LSI Cayman shall give VSI not less than thirty (30) days’ notice prior to the New Design Implementation of any New Design (“New Design Notice”).

4.2. License Fees. Whether or not a New Design Notice is submitted, except with respect to LSI Licensed Products that are ASICs and for which Existing DSP Cores have been designed in (or for which a design win has been awarded) prior to the Closing Date and LSI Licensed Products that are ASSPs incorporating Existing DSP Cores that have been taped out within five years after the Closing Date (collectively, “Royalty-Free Products”), the rights and licenses granted herein to the LSI Licensees with respect to Existing DSP Cores and Future DSP Cores shall be royalty-bearing. With respect to LSI Licensed Products incorporating Existing DSP Cores other than Royalty-Free Products, the royalty shall be as set forth in Exhibit C during the first two years following the Closing Date; thereafter, the LSI Licensees’ license hereunder with respect to LSI Licensed Products incorporating Existing DSP Cores shall be subject to the parties’ written agreement to the royalties applicable with respect thereto. With respect to LSI Licensed Products incorporating Future DSP Cores, the LSI Licensees’ license hereunder shall be subject to the written agreement of the parties to the royalties payable with respect thereto. Concurrently with delivery of any New Design Notice as specified in Section 4.2 above, with respect to any LSI Licensed Products for which the royalties set forth in Exhibit C do not apply, other than Royalty-Free Products, LSI Cayman and VSI shall negotiate in good faith the royalties payable.

5.	VSI SUPPORT AND MAINTENANCE SERVICES

5.1. For any LSI Licensed Product employing LSI Licensed Rights, regardless of whether developed before or after the Effective Date, VSI shall provide to the LSI Licensees, in respect of any Existing DSP Core or Future DSP Core, the following support and maintenance services as and to the extent made generally available by VSI to its customers:

(a) the correction, to the extent reasonably practicable, of any defects in any DSP Core and related technical information which cause such DSP Core not to operate in accordance with the functionality described in the applicable datasheet. If VSI determines that such defects are due to errors in such description, VSI shall promptly issue corrections to the datasheet and shall not be required to correct the technical information relating thereto provided that the LSI Licensees are not thereby prevented from commercially exploiting such DSP Core;

(b) any bug-fixes or corrections to the DSP Cores and technical information relating thereto; and

(c) Updates and Derivatives to the DSP Cores and related technical information in each case as and to the extent made available by or for VSI to its customers in general.

The foregoing maintenance and support shall be provided for an annual maintenance and support fee (“Maintenance Fee”). The Maintenance Fee payable for each of the first two years of this Agreement shall be $*****, each payment of which shall be payable within 30 days of invoice thereafter delivered by VSI to LSI Cayman at or after the Closing Date and the first anniversary of the Closing Date, respectively. Thereafter the Maintenance Fee shall be at rates to be mutually agreed by the parties.

6.	DISCLAIMER OF CERTAIN DAMAGES

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES AS A RESULT OF THIS AGREEMENT, WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF CONTRACT OR OTHERWISE AND EVEN IF A PARTY OR ANY OF ITS AFFILIATES HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES (INCLUDING, BUT SHALL NOT BE LIMITED TO, THE COST OF REMOVAL AND REINSTALLATION OF GOODS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF USE OF DATA, INTERRUPTION OF BUSINESS OR OTHER ECONOMIC LOSS), BUT NOTHING IN THIS ARTICLE 6 SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING FROM A PARTY’S NEGLIGENCE.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

7.	LIMITATION OF LIABILITY

NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IN NO EVENT SHALL ANY LSI PARTY OR VSI OR ANY OF THEIR AFFILIATES BE LIABLE FOR ANY CLAIMS OR DAMAGES IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ALL PAYMENTS, ROYALTIES, FEES AND LEGAL COSTS MADE TO THIRD PARTIES PURSUANT TO ALL CLAIMS IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EXCEPT FOR PAYMENT OF LICENSE FEES AND MAINTENANCE FEES PROVIDED IN SECTIONS 4.3 AND 5.1.

8.	CONFIDENTIALITY AND PATENT PROSECUTION/MAINTENANCE

8.1. Non-Disclosure Agreement. The parties shall comply with the provisions of the NDA, which are hereby incorporated by reference.

8.2. Press Release. The parties will cooperate in good faith to issue press releases concerning their relationship under this Agreement. No press release shall be issued without the other party’s prior written approval, which approval will not be unreasonably withheld or delayed.

8.3.	Prosecution and Maintenance.

(a) At its sole discretion, LSI US shall (or shall cause its Affiliates to) prosecute and maintain the VSI Licensed Patents, including making all payments, and taking all other actions necessary to prosecute patent applications within the VSI Licensed Patents and to maintain all granted patents within the VSI Licensed Patents as valid, in force and in good standing with the U.S. Patent and Trademark Office and corresponding foreign patent authorities (at its own expense) to avoid premature expiration or termination of the VSI Licensed Patents (individually, “Prosecute” and collectively, “Prosecution”). LSI US shall (or shall cause its Affiliates to) pay all patent costs, including without limitation costs of preparation, prosecution, issuance and maintenance, relating to such Prosecution (“Patent Costs”) so undertaken by LSI US at its discretion. If LSI US chooses to not Prosecute or pay for Patent Costs relating to a particular application within the VSI Licensed Patents, or chooses not to Prosecute or pay for Patent Costs relating to a particular patent within the VSI Licensed Patents, LSI US shall notify VSI of such decision regarding such application or patent and shall provide VSI with the option to acquire the patent or patent application to be abandoned by LSI US, at no charge to VSI, and to take over the Prosecution of such patent or application (at VSI’s own expense).

(b) At its sole discretion, VSI shall prosecute and maintain the LSI Licensed Patents, including making all payments, and taking all other actions necessary to prosecute patent applications within the LSI Licensed Patents and to maintain all granted patents within the LSI Licensed Patents as valid, in force and in good standing with the U.S. Patent and Trademark Office and corresponding foreign patent authorities (at its own expense) to avoid premature expiration or termination of the LSI Licensed Patents (individually, “Prosecute” and collectively, “Prosecution”). VSI shall pay all patent costs, including without limitation costs of preparation, prosecution, issuance and maintenance, relating to such Prosecution (“Patent Costs”) so undertaken by VSI at its discretion. If VSI chooses to not Prosecute or pay for Patent Costs relating to a particular application within the LSI Licensed Patents, or chooses not to Prosecute or pay for Patent Costs relating to a particular patent within the LSI Licensed Patents, VSI shall notify LSI US of such decision regarding such application or patent and shall provide LSI US with the option to acquire the patent or patent application to be abandoned by VSI, at no charge to LSI US, and to take over the Prosecution of such patent or application (at LSI US’s own expense).

9.	TERM

9.1. Term. This Agreement shall commence effectiveness on the Effective Date and continue in force and effect perpetually.

10.	GENERAL

10.1. Contacts. The parties hereby appoint the following individuals as their respective contacts with respect to this Agreement:

VSI	LSI CAYMAN and LSI US

For Legal Notices:

VeriSilicon Holdings (Cayman Islands) Co. Ltd.

P.O. Box 309 GT

Ugland House, South Church Street

Georgetown, Grand Cayman

Cayman Islands

Attention: Chief Executive Officer

Telephone No.: (408) 844-8560

Facsimile No.: (408) 844-8563

Andrew Hughes General Counsel LSI Logic Corporation 1621 Barber Lane, MS D-106 Milpitas, California 95035 USA Facsimile No.: (408) 433-7770

With Copy to:

Wilson Sonsini Goodrich & Rosati

Professional Corporation

650 Page Mill Road

Palo Alto, California 94303

Attention: Thomas C. DeFilipps, Esq.

Telephone No.: (650) 493-9300

Facsimile No.: (650) 493-6811

For Business, Technical and Confidential Information (including any New Design Notice):

4699 Old Ironside Drive Suite 270 Santa Clara, CA 95054 Attention: Wayne Dai Telephone No.: (408) 844-8560 Facsimile No.: (408) 844-8563	Jeff Holm 8300 Norman Ctr Dr, Suite 600 Minneapolis, MN, 55437, US Telephone No.: (952) 921-8572 Facsimile No.: (952) 921-8399

For Payment and Accounting correspondence:

4699 Old Ironside Drive Suite 270 Santa Clara, CA 95054 Attention: Wayne Dai Telephone No.: (408) 844-8560 Facsimile No.: (408) 844-8563	Jimmy Lee LSI Logic Corporation 1873 Barber Lane, MS H-320 Milpitas, California 95035 USA Facsimile:

Each party reserves the right to change its contact upon seven (7) days written notice as set forth in Section 10.2 to the other’s then current corresponding contact.

10.2. Notices. All notices which are required to be given hereunder shall be in writing and shall be sent to the contact set forth Section 10.1 above or such other contact as a party may designate by notice given in accordance with the provisions of this Section 10.2. Any such notice may be delivered personally, by commercial overnight courier or facsimile transmission which shall be followed by a hard copy and shall be deemed to have been served if by hand when delivered, if by commercial overnight courier seventy-two (72) hours after deposit with such courier, and if by facsimile transmission when dispatched. Any consent, notice or other writing or communication by or on behalf of LSI Cayman shall be effective as to each of LSI US and LSI Cayman if given, executed or made by LSI US.

10.3. No Assignment. No party shall assign or otherwise transfer this Agreement or any of its rights and/or obligations hereunder, in whole or in part, voluntarily, involuntarily, by operation of law, or otherwise, without the prior written consent of the other, except that (i) any party may assign this Agreement, together with all of its rights and obligations hereunder, (a) to an Affiliate of such party or (b) in connection with a merger, reorganization, sale or transfer of all or substantially all of its stock, assets or business and (ii) any party may assign or sublicense its rights hereunder, in whole or in part, to any Affiliate of such party; provided however, that all rights hereunder so assigned or sublicensed to any entity as an Affiliate of a party shall automatically terminate and be of no further force or effect in the event that, and immediately when, such entity ceases to be an Affiliate of such party. For the purposes hereof an “Affiliate” of VSI or an LSI Party, as the case may be, means any other entity which controls, is controlled by, or is under common control with VSI or LSI US, respectively, and “control” of an entity means direct or indirect ownership of more than fifty percent (50%) of the outstanding shares or securities representing the right to vote for the election of directors of or corresponding management authority of such entity. Any attempted assignment or transfer in contravention hereof shall be null and void.

10.4. Force Majeure. No party shall be liable for any failure or delay in its performance under this Agreement due to acts of God, acts of civil or military authority, acts of terrorism, fires, epidemics, floods, earthquakes, riots, wars, sabotage, third party industrial disputes and governments actions, and other similar actions which are beyond its reasonable control; provided that the delayed party: (a) gives the other parties written notice of such cause promptly, and in any event within fourteen (14) days of discovery thereof; and (b) uses its reasonable efforts to correct such failure or delay in its performance. The delayed party’s time for performance or cure under this Section 10.4 shall be extended for a period equal to the duration of the cause.

10.5. Controlling Law. This Agreement and any actions arising out of this Agreement shall be construed and interpreted in accordance with the law of the State of California without reference to its conflicts of law principles. The parties specifically disclaim the UN Convention on Contracts for the International Sale of Goods.

10.6. Exclusive Jurisdiction. All disputes arising out of or related to this Agreement will be subject to the exclusive jurisdiction and venue of the Santa Clara County, California state courts or the United States District Court for the Northern District of California, and the parties consent to the venue and personal and exclusive jurisdiction of these courts.

10.7. Compliance with Laws. Each party warrants that in performance of work under this Agreement it has complied with or shall comply with all applicable federal, state, local laws, regulations and ordinances now or hereafter enacted.

10.8. Export Laws. All obligations of any party to furnish Technology or information under this Agreement are subject to export control laws and regulations of the applicable country. Each party recognizes that any re-export of such technology or information may be subject to export control laws and regulations of the United States and other countries and such party agrees to comply with such laws and regulations prior to undertaking any such re-exports. Each party recognizes that its obligations to comply with all applicable export control laws and regulations survive the termination or expiration of this Agreement.

10.9. Payments after Deduction of Taxes. All payments or reimbursements by or on behalf of LSI Cayman or any LSI Licensee under this Agreement and any instrument or agreement required hereunder shall be made after the deduction for any and all present and future Taxes.

10.10. Independent Parties. The LSI Parties, on the one hand, and VSI, on the other hand, are independent parties. Neither the LSI Parties nor VSI, respectively, nor their respective employees, consultants, contractors or agents, are agents, employees or joint venturers of the other, nor do they have the authority to bind the other by contract or otherwise to any obligation. No party will represent to the contrary, either expressly, implicitly, by appearance or otherwise.

10.11. No Waiver. Failure by any party to enforce any provision of this Agreement shall not be deemed a waiver of future enforcement of that or any other provision.

10.12. Severability. If any provision of this Agreement, or portion thereof, is determined to be invalid or unenforceable the same will be enforced to the maximum extent permissible so as to effect the intent of the parties and the remainder of this Agreement will continue in full force and effect.

10.13. Headings for Reference Only. The headings to the Sections and Articles of this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement.

10.14. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

10.15. Integration Clause. This Agreement, including all Exhibits hereto and documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. No amendment to, or modification of, this Agreement shall be binding unless in writing and signed by a duly authorized representative of each of VSI and LSI US.

10.16. English Language Controlling. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions of this Agreement in any other language shall be for accommodation only and shall not be binding on the parties to this Agreement. All communications and notices made or given pursuant to this Agreement, and all documentation and support to be provided, unless otherwise noted, shall be in the English language.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representative as of the Effective Date.

LSI LOGIC CORPORATION	VERISILICON HOLDINGS (CAYMAN ISLANDS) CO. LTD.

SIGNED:	SIGNED:	/s/ Wayne Dai
NAME:	NAME:	Wayne Dai
TITLE:	TITLE:	President & CEO
DATE:	DATE:	6/30/06

LSI LOGIC HK HOLDINGS

SIGNED:
NAME:
TITLE:
DATE:

Technology License Agreement

IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representative as of the Effective Date.

LSI LOGIC CORPORATION		VERISILICON HOLDINGS (CAYMAN ISLANDS) CO. LTD.

SIGNED:	/s/ Bryon Look	SIGNED:
NAME:	Bryon Look	NAME:
TITLE:	EVP & CFO	TITLE:
DATE:	June 30, 2006	DATE:

LSI LOGIC HK HOLDINGS

SIGNED:	/s/ Bryon Look
NAME:	Bryon Look
TITLE:	President and Director
DATE:	June 30, 2006

Technology License Agreement

Exhibit A

The terms set forth herein comprise the Non-Disclosure Agreement (the “NDA”) applicable between (i) LSI Logic Corporation (“LSI US”) and LSI Logic HK Holdings (“LSI Cayman”; together with LSI US being a collective single “party” for purposes hereof), on the one hand, and (ii) VeriSilicon Holdings (Cayman Islands) Co., Ltd. (“VSI”), on the other hand, as provided in the Technology License Agreement effective as of June 30, 2006 among LSI US, LSI Cayman and VSI (the “TLA”) and govern all disclosures that are addressed below and that are made by a party (the “Disclosing Party”) to another party (the “Receiving Party”) during the term of the TLA.

In consideration of the premises and covenants of the TLA and this NDA, the parties agree as follows:

1.	In connection with the TLA, each party desires to furnish to the other party certain information that the Disclosing Party regards as proprietary. Such information may include, but is not limited to, proprietary information of the Disclosing Party relating to its products, manufacturing processes, business strategies and plans, pricing terms and conditions, customer lists, research and development programs, intellectual property, and other information, if any, pertaining to its performance, or receipt of the benefits of performance by the Receiving Party of, the TLA (all such information of either party, including the terms and conditions and existence of the TLA, being “Confidential Information”).

2.	Confidential Information may be furnished in any tangible or intangible form including, but not limited to, writings, drawings, computer tapes and other electronic media, samples and verbal communications. Any Confidential Information furnished in tangible form shall be conspicuously marked as such and the content of any verbal communication will be reduced to a writing which identifies the Confidential Information for the record within 30 days of the disclosure of the Confidential Information with a copy of such writing furnished within such time period to the party receiving such Confidential Information.

3.	All Confidential Information furnished pursuant to this NDA may be used by the Receiving Party thereof solely for the purpose of performing, or receiving the benefits of the other party’s performance of, the TLA.

4.	Each party agrees that it shall not disclose Confidential Information received from a Disclosing Party to any third party, nor use such Confidential Information for any purpose other than as permitted under paragraph 3 above. A Receiving Party shall use the same degree of care in maintaining the confidentiality of the Confidential Information received by it as it uses with respect to its own information that is regarded as confidential and/or proprietary by it, and in any case shall at least use reasonable care. Each party agrees that it will restrict the access to all Confidential Information received by it to only those of its employees and consultants who have a need to be informed of such Confidential Information for the purposes for which such Confidential Information is provided and is permitted hereunder.

5.	Notwithstanding the provisions of paragraphs 3 and 4 hereof, no party shall be liable for any disclosure of Confidential Information received by it if the same information: (i) is in the public domain at the time of disclosure or later comes within the public domain, except through the acts or omissions of such Receiving Party; (ii) is known to such Receiving Party at the time of its disclosure; (iii) is approved for release by written authorization of the Disclosing Party; (iv) becomes known to such Receiving Party from a source other than the Disclosing Party without breach of an obligation of confidentiality; (v) is disclosed by the Disclosing Party to one or more third parties (which shall be deemed not to include such disclosing Party’s affiliates) without restriction; (vi) is independently developed by employees or representatives of such Receiving Party without access to or use of the Confidential Information; or (vii) is subject to disclosure in accordance with a court order.

6.	Each party agrees that it will make no copies of any Confidential Information received from the other party without having first obtained written authorization for such copies from the Disclosing Party. Upon request by a Disclosing Party, all items of Confidential Information disclosed by it to which no Receiving Party’s access is necessary, or necessary any longer, shall be returned to the Disclosing Party, or destroyed, with the Receiving Party thereof certifying the destruction thereof.

7.	Except in each case to any extent provided otherwise in the TLA or in the Asset Purchase Agreement referred to in the TLA, (i) each party in its capacity as a Disclosing Party makes no warranty as to the accuracy of any Confidential Information furnished by it; all such Confidential Information is furnished “AS IS”; (ii) all right, title, and interest in and to Confidential Information shall be and remain that of the Disclosing Party disclosing it; and (iii) no right or license and no authorization or consent (other than the consent expressly set forth herein), express or implied, to use any Confidential Information is granted hereunder by any party in its capacity as a Disclosing Party, and each party in its capacity as a Receiving Party agrees to be so limited with respect to all Confidential Information received by it hereunder.

8.	Each party in its capacity as a Receiving Party acknowledges that the Confidential Information received by it may be controlled by the U.S. Department of Commerce Export Administration Regulations or other requirements of the U.S. government regulating the export of the Confidential Information. Each party agrees that it shall not attempt to, or knowingly, export or re-export Confidential Information received by it to any country without first having obtained all necessary approvals therefor.

9.	Each party in its capacity as a Receiving Party agrees that a Disclosing Party may seek injunctive relief in the enforcement of any provision of this NDA against such party in such capacity, in contemplation of the inadequacy of money damages as a remedy for a breach of the obligations of this NDA.

10.	This NDA, including all documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. No amendment to, or modification of, this NDA shall be binding unless in writing and signed by a duly authorized representative of each party.

Exhibit B

VSI Licensed Patents

Application No.	Registration No.	Title

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****		*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****	*****	*****

*****		*****

*****		*****

*****		*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

*****	*****

*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Exhibit C

License Fees and Royalties:

4xx series cores: $***** upfront license fee and royalties equal to the greater of *****% of the ASP per unit or $***** per unit.

5xx series cores: $***** upfront license fee and royalties equal to the greater of *****% of the ASP per unit or $***** per unit.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.